SECOND AMENDMENT TO THIRD AMENDED AND RESTATED
                              CREDIT AGREEMENT AND GUARANTY



     SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT AND GUARANTY dated as of December 31, 1995 ("Second Amendment") among Alliance Entertainment Corp. ("Alliance"), AEC Holdings (UK) Limited ("AEC(UK)"), Castle Communications Limited ("Castle"), each of the BANKS as specified in the Credit Agreement referred to below, each of the GUARANTORS as specified in the Credit
Agreement referred to below, and THE CHASE MANHATTAN BANK, N.A., as agent for the Banks (in such capacity, together with its successors, the "Agent"). Alliance, AEC(UK), and Castle are referred to herein individually as a "Borrower" and collectively as the "Borrowers".

PRELIMINARY STATEMENT. The Borrowers, the Guarantors, the Banks and the Agent have entered into a Third Amended and Restated Credit Agreement and Guaranty dated as of July 25, 1995, as amended by a First Amendment to Third Amended and Restated Credit Agreement and Guaranty dated as of September 30, 1995 (as further modified, amended or supplemented from time to time, the "Credit Agreement"). Any term used herein and not otherwise defined herein shall have the meaning assigned to such term in the Credit Agreement.

Each of the parties hereto have agreed to amend the Credit Agreement as hereinafter set forth.

SECTION 1. Amendments to Credit Agreement. Upon the execution of this Second amendment by all of the Banks, the Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in
Section 2 hereof, hereby amended as follows:

(1) The definition of "Active Castle Subsidiaries" is amended by (i) adding "and" before "KAZ" in the fourth line thereof and by (ii) deleting the following in the fourth and fifth lines thereof: ", and Movie Gems (UK) Distribution Limited".

(2) The definition of "Alliance Guarantors" is amended by deleting the following: ", Movie Gems (UK) Distribution Limited" in the eighteenth and nineteenth lines thereof.

(3) The definition of "Castle Subsidiary Guaranty" is amended by deleting the following: "(other than Movie Gems (UK) Distribution Limited)" in the third and fourth lines thereof.

Upon the execution of this Second Amendment by the Required Banks, the Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, hereby amended as follows:

(4) Section 8.08. Reporting Requirements, is amended by deleting clause "(18)" in its entirety and inserting in its place the following:


"(18) No Return Agreements. Promptly after the execution thereof, notice of any arrangement or agreement covered by and subject to Section 9.09 which grants to Alliance or any of its Restricted Subsidiaries exclusive distribution rights for any music products.

As soon as possible and in any event within (a) sixty (60) days after the end of each of the first three quarters of each Fiscal Year, and (b) ninety (90) days after the end of each Fiscal Year, a report in a form acceptable to the

Required Banks indicating the status of all agreements covered by and subject to
Section 9.09, together with a statement indicating both (i) the aggregate purchase price of all inventory purchased by Alliance and its Restricted Subsidiaries under such agreements and not yet sold and (ii) the percentage (based on cost of inventory purchased) of the entire inventory of Alliance and its Restricted Subsidiaries which constitutes inventory purchased under agreements subject to Section 9.09."

(5) Section 9.09. No Return Agreements, is amended in its entirety to read as follows:

"Section 9.09, No Return Agreements. Enter into any agreements to purchase goods where Alliance or a Restricted Subsidiary agrees to purchase a minimum amount of goods and Alliance or the applicable Restricted subsidiary does not have the right to return such goods, except Alliance and the Restricted Subsidiaries may enter into such agreements if the aggregate purchase price of all goods already purchased under all such agreements and not yet sold by Alliance and the applicable Restricted Subsidiaries is equal to the lesser of (a) twenty percent (20%) of the aggregate purchase price of all inventory held by Alliance and its Restricted Subsidiaries, or (b) Thirty Million Dollars ($30,000,000)."

(6) Section 10.02., Consolidated Leverage Ratio, is amended by deleting each "Date" and its corresponding "Ratio" and inserting their place the following:

"Date                                       Ratio

September 30, 1995                      5.00 to 1.00
December 31, 1995                       5.25 to 1.00
March 31, 1996                          5.25 to 1.00
June 30, 1996                           5.25 to 1.00
September 30, 1996                      5.25 to 1.00
December 31, 1996                       5.00 to 1.00
March 31, 1997                          5.00 to 1.00
June 30, 1997                           5.00 to 1.00
September 30, 1997                      5.00 to 1.00
December 31, 1997                       4.50 to 1.00
March 31, 1998                          4.50 to 1.00
June 30, 1998                           4.50 to 1.00
September 30, 1998                      4.50 to 1.00
December 31, 1998                       4.25 to 1.00
March 31, 1999                          4.25 to 1.00
June 30, 1999                           4.25 to 1.00
September 30, 1999                      4.25 to 1.00
December 31, 1999                       4.00 to 1.00
March 31, 2000                          4.00 to 1.00
June 30, 2000                           4.00 to 1.00
September 30, 2000                      4.00 to 1.00
December 31, 2000                       3.75 to 1.00
March 31, 2001                          3.75 to 1.00
June 30, 2001                           3.75 to 1.00"

(7) Section 10.03., Consolidated Cash Flow Ratio, is amended by deleting each "Period" and its corresponding "Ratio" and inserting in their place the following:

"Period                                    Ratio

For the four quarters                   1.00 to 1.00
(taken as a whole) ended on


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 September 30, 1994

For the four quarters                   1.05 to 1.00
(taken as a whole) ended on
each Quarterly Date from
December 31, 1994 through
September 30, 1995

For the four quarters                   1.025 to 1.00
(taken as a whole) ended on
December 31, 1995

For the four quarters                   0.75 to 1.00
(taken as a whole) ended on
each Quarterly Date from
March 31, 1996 through
June 30, 1996

For the four quarters                   0.80 to 1.00
(taken as a whole) ended on
September 30, 1996

For the four quarters                   1.05 to 1.00
(taken as a whole) ended on
each Quarterly Date from
December 31, 1996 through
December 31, 1997

For the four quarters                   1.10 to 1.00"
(taken as a whole) ended on
March 31, 1998 and on each
Quarterly Date thereafter

(8) Section 10. 04., Consolidated Minimum Net Worth, is amended by deleting each "Period" and its corresponding "Amount" and inserting in their place the following:

"Period                                   Amount

June 30, 1995 to and                   $ 90,000,000
including September 29, 1995

September 30, 1995 to and              $ 95,000,000
including December 30, 1995

December 31, 1995 to and               $103,000,000
including March 30, 1996

March 31, 1996 to and                  $ 99,000,000
including June 29, 1996

June 30, 1996 to and                   $ 99,700,000
including September 29, 1996

September 30, 1996 to and             $101,700,000
including December 30, 1996

December 31, 1996 to and              $109,000,000
including December 30, 1997

December 31, 1997 to and              $119,000,000
including December 30, 1998

December 31, 1998 to and              $129,000,000
including December 30, 1999

December 31, 1999 to and              $139,000,000
including December 30, 2000

December 31, 2000 to and              $149,000,000
including December 30, 2001

On December 31, 2001 and              $159,000,000"
at all times thereafter

(9) Section 10.05.,  Consolidated Minimum Interest Coverage Ratio, is amended by
(i) deleting each "Period" and its corresponding "Ratio" and inserting in their place the following:

"Period                                      Ratio

For the four quarters                   2.50 to 1.00
(taken as a whole) ended on each
from January 1, 1995 through
September 30, 1995

For the four quarters                   2.00 to 1.00
(taken as a whole) ended on
December 31, 1995

For the four quarters                   1.25 to 1.00
(taken as a whole) ended on
March 31, 1996

For the four quarters                   1.35 to 1.00
(taken as a whole) ended on each
Quarterly Date during the period
from June 30, 1996 through September
30, 1996


For the four quarters                   1.75 to 1.00
(taken as a whole) ended on
December 31, 1996

For the four quarters                    2.00 to 1.00
(taken as a whole) ended on
each Quarterly Date during
the period from January 1, 1997
through December 31, 1997

For the four quarters                    2.25 to 1.00
(taken as a whole) ended on
each Quarterly Date during
the period from January 1, 1998
through December 31, 1998

For the four quarters                     2.50 to 1.00
(taken as a whole) ended on
each Quarterly Date during
the period from January 1, 1999
through December 31, 1999

For the four quarters                     2.75 to 1.00
(taken as a whole) ended on
 each Quarterly Date during
the period from January 1, 2000
through December 31, 2000

For the four quarters                     3.00 to 1.00"
(taken as a whole) ended on
March 31, 2001 and on each
Quarterly Date thereafter

and by (ii) deleting "3.50" in the eighth line of the last paragraph thereof and inserting in its place the following: "3.00".

SECTION 2. Condition of Effectiveness. This Second Amendment shall become effective with respect to Section 1(4) through Section 1(9) as of the date on which each of the following conditions has been fulfilled:

(1) This Second Amendment. The Borrowers, the Guarantors, the Required Banks and the Agent shall each have executed and delivered this Second Amendment.

(2) Amendment Fee. Alliance shall have paid to the Agent an amendment fee in the amount of Two Hundred Fifty Thousand Dollars ($250,000) for the account of the Banks, in proportion to each Bank's Pro Rata Share.

(3) Officer's Certificate. The following statements shall be true and the Agent shall have received a certificate signed by a duly authorized officer of Alliance dated the date hereof stating that, after giving effect to this Second Amendment and the transactions contemplated hereby:

(a) The representations and warranties contained in the Credit Agreement and in each of the other Loan Documents are correct on and as of the date hereof as though made on and as of such date in all material respects if such representation and warranty is not subject to a Material Adverse Change exception, and if such representation and warranty is subject to such an exception, is correct; and

(b) No Default or Event of Default has occurred and is continuing.

(4) Additional Documentation. The Agent and each Bank shall have received such other approvals, opinions or documents as the Agent or such Bank may reasonably request.

The Second Amendment shall become effective with respect to Sections 1(1), (2) and (3) as of the date on which each of the following conditions has been fulfilled:

(1) Conditions Above. The satisfaction of all the conditions set forth in the paragraph above.

(2) Execution by All the Banks. All of the Banks shall have executed and delivered this Second Amendment.


Section 3. Reference to and Effect on the Loan Documents (a) Upon the effectiveness of Section I hereof, on and after the date hereof each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each reference in the other Loan Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

(b) The execution, delivery and effectiveness of this Second Amendment shall not operate as a waiver of any right, power or remedy of the Agent or any Bank under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents, and, except as specifically provided herein, the Credit Agreement and each other Loan Document shall remain in full force and effect and are hereby ratified and confirmed.

Section 4. Costs, Expenses and Taxes. Alliance agrees to reimburse the Agent and each Bank on demand for all out-of-pocket costs, expenses and charges (including, without limitation, all fees and charges of external legal counsel for the Agent and each Bank) incurred by the Agent and each Bank in connection with the preparation, reproduction, execution and delivery of this Second Amendment and any other instruments and documents to be delivered hereunder. in addition, Alliance shall pay any and all stamp and other taxes and fees payable or determined to be payable in connection with the execution and delivery, filing or recording of this Second Amendment and the other instruments and documents to be delivered hereunder, and agrees to save the Agent and each Bank harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes or fees.

SECTION 5. Governing Law. This Second Amendment shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 6. Headings. Section headings in this Second Amendment are included herein for convenience of reference only and shall not constitute a part of this Second Amendment for any other purpose.

SECTION 7. Counterparts. This Second Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Second Amendment by signing any such counterpart.

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed as of the day and year first above written.

ALLIANCE ENTERTAINMENT CORP.


By:   /s/ Elliot B. Newman
- ----------------------------------------------------
Name:       Elliot B.  Newman
Title:      Senior Executive Vice President

AEC ONE STOP GROUP, INC.

By:   /s/ Anil K. Narang
- ---------------------------------------------------------
Name:       Anil K. Narang
Title:      Vice Chairman, President and
            Chief Financial Officer

PASSPORT DISTRIBUTION, INC..


By:   /s/ Elliot B. Newman
- ---------------------------------------------------------
Name:       Elliot B.  Newman
Title:      Executive Vice President

CASTLE COMMUNICATIONS (U.S.), INC.


By:   /s/ Elliot B. Newman
- ---------------------------------------------------------
Name:       Elliot B.  Newman
Title:      Executive Vice President

CASTLE COMMUNICATIONS LIMITED


By:   /s/ Elliot B. Newman
- ---------------------------------------------------------
Name:       Elliot B. Newman
Title:      Executive Vice President

EXECUSOFT, INC.


By:   /s/ Elliot B. Newman
- ---------------------------------------------------------
Name:       Elliot B.  Newman
Title:      Executive Vice President

CONCORD JAZZ, INC.


By:   /s/ Elliot B. Newman
- ---------------------------------------------------------
Name:       Elliot B. Newman
Title:      Executive Vice President

THE JAZZ ALLIANCE, INC.


By:   /s/ Elliot B. Newman
- ---------------------------------------------------------
Name:       Elliot B.  Newman
Title:      Executive Vice President

PASSPORT MUSIC WORLDWIDE, INC.

By:   /s/ Elliot B. Newman
- ---------------------------------------------------------
Name:       Elliot B. Newman
Title:      Executive Vice President


AEC ACQUISITION CORP.


By:   /s/ Elliot B. Newman
- ---------------------------------------------------------
Name:       Elliot B.  Newman
Title:      Executive Vice President

AEC AMERICAS, INC.


By:   /s/ Elliot B. Newman
- ---------------------------------------------------------
Name:       Anil K. Narang
Title:      Executive Vice President

ALLIANCE VENTURES, INC.


By:   /s/ Elliot B. Newman
- ---------------------------------------------------------
Name:       Elliot B.  Newman
Title:      Executive Vice President

PREMIER ARTISTS SERVICES, INC.


By:   /s/ Elliot B. Newman
- ---------------------------------------------------------
Name:       Elliot B. Newman
Title:      Executive Vice President

PREMIER SIGNATURES, INC.


By:   /s/ Elliot B. Newman
- ---------------------------------------------------------
Name:       Elliot B.  Newman
Title:      Executive Vice President

FL ACQUISITION CORP.


By:   /s/ Elliot B. Newman
- ---------------------------------------------------------
Name:       Elliot B. Newman
Title:      Executive Vice President

DISQUEMUSIC COMERCIAL IMPORTADORA
   LTDA.


By:   /s/ Elliot B. Newman
- ---------------------------------------------------------
Name:       Elliot B.  Newman
Title:      Executive Vice President

BRASISON DISTRIBUIDORA DE DISCOS LTDA.


By:   /s/ Elliot B. Newman
- ---------------------------------------------------------
Name:       Elliot B. Newman
Title:      Executive Vice President

AEC HOLDINGS (UK) LIMITED


By:   /s/ Elliot B. Newman
- ---------------------------------------------------------
Name:       Elliot B.  Newman
Title:      Executive Vice President

CASTLE COMMUNICATIONS (DEUTSCHLAND)


By:   /s/ Elliot B. Newman
- ---------------------------------------------------------
Name:       Elliot B. Newman
Title:      Executive Vice President

THE ST. CLAIR ENTERTAINMENT GROUP INC.


By:   /s/ Elliot B. Newman
- ---------------------------------------------------------
Name:       Elliot B.  Newman
Title:      Executive Vice President

A.E. LAND CORP.


By:   /s/ Elliot B. Newman
- ---------------------------------------------------------
Name:       Elliot B. Newman
Title:      Executive Vice President

DOJO LIMITED


By:   /s/ Elliot B. Newman
- ---------------------------------------------------------
Name:       Elliot B. Newman
Title:      Executive Vice President

HENDRING LIMITED


By:   /s/ Elliot B. Newman
- ---------------------------------------------------------
Name:       Elliot B.  Newman
Title:      Executive Vice President

EASTERN LIGHT PRODUCTIONS LIMITED


By:   /s/ Elliot B. Newman
- ---------------------------------------------------------
Name:       Elliot B. Newman
Title:      Executive Vice President

WHITE METAL MUSIC LIMITED


By:   /s/ Elliot B. Newman
- ---------------------------------------------------------
Name:       Elliot B.  Newman
Title:      Executive Vice President

CASTLE COPYRIGHTS LIMITED


By:   /s/ Elliot B. Newman
- ---------------------------------------------------------
Name:       Elliot B. Newman
Title:      Executive Vice President

KAZ RECORDS LIMITED


By:   /s/ Elliot B. Newman
- ---------------------------------------------------------
Name:       Elliot B.  Newman
Title:      Executive Vice President

INDEPENDENT NATIONAL DISTRIBUTORS INC.


By:
- ---------------------------------------------------------
Name:       Christopher J. Joyce
Title:      Executive Vice President

ONE WAY RECORDS, INC.


By:   /s/ Elliot B. Newman
- ---------------------------------------------------------
Name:       Elliot B. Newman
Title:      Executive Vice President

DEJA VU MUSIC,


By:   /s/ Elliot B. Newman
- ---------------------------------------------------------
Name:       Elliot B.  Newman
Title:      Executive Vice President

THE CHASE MANHATTAN BANK, N.A.,
      as Bank

By:
- ---------------------------------------------------------
Name:
Title:

THE CHASE MANHATTAN BANK, N.A.,
    (London Branch) as Bank

By:
- ---------------------------------------------------------
Name:
Title:

CREDITANSTALT CORPORATE FINANCE, INC.

By:     /s/Gregory F. Mathis
- ---------------------------------------------------------
Name:     Gregory F. Mathis
Title:    Vice President

By:    /s/Christina T. Schoen
- ---------------------------------------------------------
Name:     Christina T. Schoen
Title:    Vice President

CREDITANSTALT - BANKVEREIN,
    (London Branch)

By:
- --------------------------------------------------------
Name:
Title:

By:
- ---------------------------------------------------------
Name:
Title:

THE FIRST NATIONAL BANK OF CHICAGO

By:    /s/John D. Runger
- ---------------------------------------------------------
Name:     John D. Runger
Title:    Vice President

THE FIRST NATIONAL BANK OF CHICAGO
     (London Branch)

By:     /s/John D. Runger
- ---------------------------------------------------------
Name:    John D. Runger
Title:   Vice President

IBJ SCHRODER BANK & TRUST COMPANY
      (London Branch)

By:     /s/Charles B. Fears
- ---------------------------------------------------------
Name:     Charles B. Fears
Title:    Vice President

NATIONAL BANK OF CANADA


By:      /s/Gaetan R. Frosina
- ---------------------------------------------------------
Name:     Gaetan R. Frosina
Title:    Vice President

By:     /s/Joseph A. Klapkowski
- ---------------------------------------------------------
Name:    Joseph A. Klapkowski
Title:   Assistant Vice President

EUROPEAN AMERICAN BANK


By:
- ---------------------------------------------------------
Name:
Title:

ABN AMRO BANK N.V.


By:
- ---------------------------------------------------------
Name:
Title:

BANK OF AMERICA NATIONAL TRUST AND
    SAVINGS ASSOCIATION

By:
- ---------------------------------------------------------
Name:
Title:

BANK OF AMERICA NATIONAL TRUST AND
 SAVINGS ASSOCIATION (London Branch)

By:
- ---------------------------------------------------------
Name:
Title:

GIROCREDIT BANK
 AKTIENGESELLSCHAFT der
 SPARKASSEN, Grand Cayman Island Branch

By:     /s/Anca Trifan
- ---------------------------------------------------------
Name:   Anca Trifan
Title:  Vice President

By:
- ---------------------------------------------------------
Name:
Title:

NATIONAL CITY BANK

By:     /s/Lisa Beth Lisi
- ---------------------------------------------------------
Name:     Lisa Beth Lisi
Title:    Account Officer

FIRST SOURCE FINANCIAL, LLP.

By:  /s/Gary L. Francis
- ---------------------------------------------------------
Name:   Gary L. Francis
Title:  Senior Vice President

THE BANK OF NOVA SCOTIA

By:   /s/Stephen E. Lockhart
- ---------------------------------------------------------
Name:    Stephen E. Lockhart
Title:   Vice President

SCOTIABANK (U.K.) LTD.

By:
- ---------------------------------------------------------
Name:
Title:

THE CHASE MANHATTAN BANK, N.A.,
         as Agent

By:    /s/ Marie J. Toulantis
- ---------------------------------------------------------
Name:    Marie J. Toulantis
Title:   Vice President